SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   August 31, 2000

Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-64351-04 (Commission File Number)	13-3354848 (I.R.S. Employer Identification No.)

11 Madison Avenue, New York, New York      10010

(Address of Principal Executive Offices)       (Zip Code)

(212) 325-1811

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

           Pursuant to Asset Backed Securities Corporation's (the "Depositor") Registration Statement on Form S-3, Registration Number 333-64351, the Depositor caused the issuance of $1,490,624,000 principal amount of Asset Backed Securities Corporation Long Beach Home Equity Loan Trust 2000-LB1, Home Equity Loan Pass-Through Certificates, Series 2000-LB1 (the "Certificates"), on August 31, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Home Equity Loans, a copy of the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement and ISDA Schedule.

           The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2000 (the "Cut-Off Date"), among the Depositor, Long Beach Mortgage Company, as master servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee").

           On the Closing Date, the Depositor delivered to the Trustee Home Equity Loans of $1,312,248,898.65

           Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

          (c)    Exhibits

Exhibit No.	Document Description

99.1 99.2 99.3	Pooling and Servicing Agreement Mortgage Loan Purchase Agreement ISDA Schedule to Master Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSET BACKED SECURITIES CORPORATION (Registrant)

Dated: August 31, 2000	By: /s/ Fiachra Driscoll Name: Fiachra O'Driscoll Title: Authorized Officer

INDEX TO EXHIBITS

Exhibit No.	Document Description

99.1 99.2 99.3	Pooling and Servicing Agreement Mortgage Loan Purchase Agreement ISDA Schedule to Master Agreement